Exhibit 10.1
EXECUTED VERSION
     FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 4, 2009 (the “Agreement”) is entered into among Gevity HR, Inc., a Florida corporation (the “Borrower”), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
     WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Amended and Restated Credit Agreement dated as of August 30, 2006 (as amended and modified from time to time, the “Credit Agreement”);
     WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendment. Clause (i) in the definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
(i)	except as hereinafter provided, any “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act) shall have acquired beneficial ownership, directly or indirectly, of more than 20% of the outstanding Voting Stock of the Borrower provided, however, that for the avoidance of doubt, the execution of any agreement between the Borrower and any person or group that provides for the merger or consolidation of the Borrower with or into such person or group, or the merger or consolidation of any such person or group with or into Borrower, including any voting agreement entered into in connection therewith, shall not constitute a “Change of Control” until the time that such merger or consolidation is consummated, or
     2. Conditions Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by each of the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent.
     3. Miscellaneous.
     (a) The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.
     (b) Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

     (c) The Borrower and the Guarantors hereby represent and warrant as follows:
     (i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
     (ii) This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.
     (d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof after giving effect to this Agreement with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.
     (e) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or pdf shall be effective as an original.
     (f) The Loan Parties hereby release the Administrative Agent, the Lenders and each of their respective officers, employees, representatives, agents, trustees, counsel and directors (collectively, the “Released Persons”) from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing is in any way related to or connected with the transactions reflected in the Loan Documents and arises on or prior to the date hereof.
     (g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	GEVITY HR, INC.,
a Florida corporation

	By:	/s/ Edwin E. Hightower, Jr.
Name: Edwin E. Hightower, Jr.
Title: Senior Vice President, Chief Legal Officer

GUARANTORS:	GEVITY HR, L.P.,
a Delaware limited partnership
GEVITY HR II, L.P.,
a Delaware limited partnership
GEVITY HR III, L.P.,
a Delaware limited partnership
GEVITY HR IV, L.P.,
a Delaware limited partnership
GEVITY HR V, L.P.,
a Delaware limited partnership
GEVITY HR VI, L.P.,
a Delaware limited partnership
GEVITY HR VII, L.P.,
a Delaware limited partnership
GEVITY HR VIII, L.P.,
a Delaware limited partnership
GEVITY HR IX, L.P.,
a Delaware limited partnership
GEVITY HR X, L.P.,
a Delaware limited partnership

By:	Staff Leasing, LLC its General Partner

	By:	/s/ Edwin E. Hightower, Jr.
	Name:	Edwin E. Hightower, Jr.
	Title:	Senior Vice President, Chief Legal Officer

GEVITY HR XI, LLC,
a New Mexico limited liability company

By:	/s/ Edwin E. Hightower, Jr.
Name: Edwin E. Hightower, Jr.
Title: Senior Vice President, Chief Legal Officer

GEVITY HR XII Corp.,
a Florida corporation

By:	/s/ Edwin E. Hightower, Jr.
Name: Edwin E. Hightower, Jr.
Title: Senior Vice President, Chief Legal Officer

GEVITY XIV, LLC,
a Delaware limited liability company

By:	/s/ Edwin E. Hightower, Jr.
Name: Edwin E. Hightower, Jr.
Title: Senior Vice President, Chief Legal Officer

STAFF LEASING, LLC,
a Delaware limited liability company

By:	/s/ Edwin E. Hightower, Jr.
Name: Edwin E. Hightower, Jr.
Title: Senior Vice President, Chief Legal Officer

GEVITY INSURANCE AGENCY, INC.,
a Delaware corporation

By:	/s/ Edwin E. Hightower, Jr.
Name: Edwin E. Hightower, Jr.
Title: Secretary

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Anne M. Zeschke
Name: Anne M. Zeschke
Title: Vice President

LENDER:	BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

	By:	/s/ Cameron S. Cardozo
Name: Cameron S. Cardozo
Title: Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Valerie Clark
Name: Valerie Clark
Title: Senior Vice President